UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549





                               FORM 8-K


                            CURRENT REPORT



               Pursuant to Section 13 of 15(d) of the
                   Securities Exchange Act Of 1934


  Date of report (date of earliest event reported): November 14, 2003



                       COGNITRONICS CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



          0-3035                            13-1953544
  (Commission File Number)        (IRS Employer Idenfication No.)



3 Corporate Drive, Danbury, Connecticut             06810
(Address of principal executive offices)          (Zip Code)



                            (203) 830-3400
                   (Registrant's telephone number)














ITEM 9.  REGULATION FD DISCLOSURE (INCLUDING INFORMATION BEING
PROVIDED UNDER ITEM 12)

On November 14, 2003, Cognitronics Corporation issued the press release attached as Exhibit 99.1, reporting its results for its third quarter of 2003.


This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial condition.," pursuant to SEC Release No. 33-8216.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   COGNITRONICS CORPORATION



Dated: November 15, 2003            By: /s/ Garrett Sullivan
                                      --------------------
                                   Name: Garrett Sullivan
                                   Title: Treasurer


                          Index to Exhibits

Exhibits:

99 Press release, dated November 14, 2003, reporting results for Cognitronics Corporation for the third quarter of 2003.